SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                AUGUST 20, 1996
                      (Date of earliest event reported)


                                ML Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


PENNSYLVANIA                       0-24358                     23-2752439
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


TWO  ALDWYN  CENTER,  VILLANOVA, PENNSYLVANIA                     19085
(Address  of  principal                                         (Zip Code)
executive offices)


                                (610) 526-6270
             (Registrant's telephone number, including area code)


                               MLF BANCORP, INC.
  (Former name, former address and former fiscal year, if  changed since last report)





                              Page 1 of 4 Pages.
                       Exhibit Index appears on page 2.

ITEM 5.   OTHER EVENTS


     On August 20, 1996, MLF Bancorp, Inc. (the "Company" or the "Registrant") announced that it will change its name to ML Bancorp, Inc., effective August 21, 1996. A copy of the Press Release, dated August 20, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits:

           99  Press Release, dated August 20, 1996

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ML BANCORP, INC.



Date:  August 20, 1996                 By:  /S/BRIAN M. HARTLINE
                                            Brian M. Hartline
                                            Chief Financial Officer and
                                             Senior Vice President